                                                                   Exhibit 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers
 Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer
                         does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: September 2003

CURRENT BILLING MONTH 9/3/2003 - 10/1/2003                                 COLLECTION CURVE 100%
 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                               $113,229,557
Residential SECURITIZATION CHARGE (SC) Billed                          $  1,516,528           1.339%

Commercial Total Billed                                                $ 79,955,161
Commercial SECURITIZATION CHARGE (SC) Billed                           $  1,439,206           1.800%

Industrial Total Billed                                                $ 48,182,251
Industrial SECURITIZATION CHARGE (SC) Billed                           $  1,348,634           2.799%

 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 Non-Residential Customer Net Write-offs                                      0.160%
 Residential Customer Net Write-offs                                          0.410%
 Total Net Write-offs                                                         0.260%

 AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                         $  1,642,418
Commercial Class SC Collected                                          $  1,499,040
Industrial Class SC Collected                                          $  1,343,858

Total SC Collected                                                     $  4,485,316

 Aggregate SC Remittances for July 2003 BILLING MONTH                  $  4,071,172
 Aggregate SC Remittances for August 2003 BILLING MONTH                $  4,316,308
 Aggregate SC Remittances for September 2003 BILLING MONTH             $  4,485,316
 TOTAL CURRENT SC REMITTANCES                                          $ 12,872,796

CURRENT BILLING MONTH 9/3/2003 - 10/1/2003                         COLLECTION CURVE 100%
  CALCULATED SC COLLECTED AMOUNT
  RESIDENTIAL

  A-1 Residential SC Collected                                         $  1,561,351
  A-3 Residential T.O.D. SC Collected                                  $      4,528
  A-4 Alternate Residence SC Collected                                 $     45,213
  A-5 Residential Farm/Life Support SC Collected                       $     31,326

  TOTAL RESIDENTIAL SC COLLECTED                                       $  1,642,418

  COMMERCIAL

  B-1 General Primary (041) SC Collected                               $     25,224
  B-General Secondary (010) SC Collected                               $    298,514
  C-General Secondary (011) SC Collected                               $    550,041
  D-General Primary (018) SC Collected                                 $    322,280
  F-Primary High Load Factor (032) SC Collected                        $     49,920
  GH-General Service Heating (013) SC Collected                        $      4,368
  H- Water Heating Service (014) SC Collected                          $        744
  L-1 General Energy-Only Street Lighting SC Collected                 $      1,764
  L-2 General Service (Cust Owned) St Light SC Collected               $      2,070
  L-3 General Service (Co Owned) St Light SC Collected                 $     10,742
  L-4 General Service Outdoor Lighting Commercial SC Collected         $      1,450
  PS-1 General Secondary Public Pumping SC Collected                   $      7,259
  PS-2 General Primary Public Pumping SC Collected                     $     10,400
  PS-3 General Optional Primary Public Pumping SC Collected            $     47,663
  R-1 General Secondary Resale SC Collected                            $         68
  R-2 General Secondary Resale SC Collected                            $      1,308
  R-3 General Primary Resale SC Collected                              $     31,345
  ROA-P Retail Open Access Primary (110) SC Collected                  $    106,388
  ROA-S Retail Open Access Secondary Com SC Collected                  $     11,712
  SC - Special Contract Commercial SC Collected                        $      2,385
  SPEC Grand Rapids Special Contract SC Collected                      $      2,555
  UR-General Unmetered SC Collected                                    $     10,840

  TOTAL COMMERCIAL SC COLLECTED                                        $  1,499,040

  INDUSTRIAL

  B-1 General Primary (042) SC Collected                               $     16,223
  B-General Secondary (020) SC Collected                               $     38,331
  C- General Secondary (021) SC Collected                              $     77,761
  CG-Cogeneration/Small Power Production Purchase SC Collected         $      5,792
  D-General Primary (028) SC Collected                                 $    540,115
  F-Primary High Load Factor (033) SC Collected                        $     83,873
  GH-General Service Heating (023) SC Collected                        $         31
  GMD General Motors SC Collected                                      $     40,804
  GMF General Motors SC Collected                                      $    105,829
  GMF-1 General Motors SC Collected                                    $     12,024
  GMJ-1 General Motors SC Collected                                    $      6,628

CURRENT BILLING MONTH 9/3/2003 - 10/1/2003                         COLLECTION CURVE 100%
  H- Water Heating Service (024) SC Collected                          $          0
  I-General Primary Interruptible (034) SC Collected                   $          0
  J-1General Alternative Electric Metal Melting SC Collected           $     27,026
  J-General Primary Electric Furnace (037) SC Collected                $      4,261
  L-4 General Service Outdoor Lighting Industrial SC Collected         $         83
  ROA-P Retail Open Access Primary (111) SC Collected                  $    255,264
  ROA-S Retail Open Access Secondary Ind SC Collected                  $      2,422
  SC - Special Contract Industrial SC Collected                        $    127,391

  TOTAL INDUSTRIAL SC COLLECTED                                        $  1,343,858

  TOTAL SC COLLECTED                                                   $  4,485,316

  Executed as of this 20th day of October 2003.

                                       CONSUMERS ENERGY COMPANY
                                       AS SERVICER

                                       /s/  Glenn P. Barba
                                       ------------------------
                                       Glenn P. Barba, Vice President,
                                       Controller and Chief Accounting Officer

CC:  Consumers Funding LLC
     One Energy Plaza
     Jackson, Mi 49201